UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 17, 2009

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12993	95-4502084
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

385 East Colorado Boulevard, Suite 299, Pasadena, California 91101

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 578-0777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2009, the Board of Directors of Alexandria Real Estate Equities, Inc., referred to herein as the Company, appointed Joel Marcus, age 61, as the Company’s President, effective immediately.  Mr. Marcus will continue to serve as the Company’s Chief Executive Officer and Chairman of the Company’s Board of Directors.

Additional information required by this Item is incorporated herein by reference from the Company’s definitive proxy statement (filed on Schedule 14A with the Securities and Exchange Commission on April 22, 2008) for its 2008 annual meeting of stockholders held on May 22, 2008 under the captions “Board of Directors and Executive Officers” and “Certain Relationships and Related Transactions.”  There is no family relationship between Mr. Marcus and any other Director or Officer of the Company.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective February 17, 2009, the Board of Directors of the Company amended and restated the Company’s Bylaws.  The following is a summary of changes effected by adoption of the amended and restated Bylaws, which is qualified in its entirety by reference to the amended and restated Bylaws filed as Exhibit 3.1 hereto.

GENERAL

In addition to the amendments described below, the amended and restated Bylaws include certain changes to (1) clarify language, (2) comply or be consistent with Maryland law and (3) make various technical corrections and non-substantive changes. The Bylaws, as amended and restated, are referred to herein as the amended Bylaws.

ARTICLE II.  MEETINGS OF STOCKHOLDERS.

Stockholder-Requested Special Meetings.  The amended Bylaws conform references to requests for special meetings on the matter and to stockholders of record.

Notice of Stockholders Meetings.  The amended Bylaws provide notice that the Company may give a single notice of a stockholders meeting to all stockholders who share an address, or “household,” unless a stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice.  The amended Bylaws also clarify that notice of the time and place to which a meeting is postponed shall be given, as well as notice of the date.

Voting.  The amended Bylaws provide that voting may be by ballot or otherwise, if ordered by the chairman of the meeting.

Advance Notice of Director Nominations and New Business Proposals from Stockholders.  The amended Bylaws broaden a reference to the Company’s annual report in the information required to be provided by the stockholder proposing business or a nominee.

ARTICLE V.  OFFICERS.

Number.  The amended Bylaws clarify that an individual may not serve as both chairman and vice chairman or as both president and vice president.

Vice Chairman of the Board.  The amended Bylaws remove the reference to the vice chairman being an agent of the Corporation and the requirement that the vice chairman, if present, preside with the chairman at a meeting.

Chief Operating Officer.  The amended Bylaws clarify that a chief operating officer is not required and that, in the absence of a chief operating officer, it is the president who performs the duties of the chief operating officer.

President.  The amended Bylaws deletes the reference to the president being assigned duties by the chief operating officer.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

 (d)          Exhibits.

 The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS

3.1	Bylaws of Alexandria Real Estate Equities, Inc., as adopted on February 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

	By:	/s/ Joel S. Marcus
	Name:	Joel S. Marcus
	Title:	Chairman/Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: February 20, 2009

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